UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2023

Vicapsys Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-56145	91-1930691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

7778 Mcginnis Ferry Rd. #270

Suwanee, GA 30024
(Address of principal executive offices, including ZIP code)

(972) 891-8033

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	NA

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 26, 2023, Vicapsys Life Sciences, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with AJB Capital Investments, LLC (“AJB”) pursuant to which the Company and AJB agreed to certain modifications to that certain (i) securities purchase agreement, dated as of June 27, 2023 between the Company and AJB (the “Purchase Agreement”) and (ii) Promissory Note in the original aggregate principal amount of $330,000 issued by the Company to Purchaser on June 27, 2023 (the “Note”) as described below. Defined terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement and the Note.

Pursuant to the terms of the Letter Agreement, AJB and the Company agreed to (i) extend the Maturity Date of the Note to January 27, 2024, (ii) increase the Principal of the Note to $363,000, and (iii) amend Section 4(r) of the Purchase Agreement to extend the date on which the Company shall prepare and file with the SEC a registration statement covering the resale of all of the Conversion Shares and Commitment Fee Shares, to January 27, 2024.

The information set forth above is qualified in its entirety by reference to the actual terms of the Letter Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement dated as of December 26, 2023 between Vicapsys Life Sciences, Inc. and AJB Capital Investments LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2023	VICAPSYS LIFE SCIENCES, INC.

/s/ Federico Pier
Federico Pier
Chief Executive Officer

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